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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 11, 1997

                            PRIME HOSPITALITY CORP.
             (Exact name of Registrant as specified in its charter)

                           COMMISSION FILE No. 1-6869


                 DELAWARE                                22-2640625
       (State or other jurisdiction of                 (IRS employer
       incorporation or organization)               identification no.)

  700 ROUTE 46 EAST, FAIRFIELD, NEW JERSEY                 07004
  (address of principal executive offices)              (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 882-1010


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Item 2.   Disposition of Assets

        On December 11, 1997, Prime Hospitality Corp. ("Prime") completed the sale/leaseback of 10 hotels to Equity Inns, Inc. for $87.0 million, consisting of $78.3 million in cash and $8.7 million in Equity Inns limited partnership operating units. Prime will continue to operate the hotels under a lease agreement with Equity Inns for a term of 10 years with certain renewal options.

     The sale is the first transaction under a strategic alliance which Prime formed with Equity Inns for purposes of financing its brand development through the sale/leaseback of AmeriSuites hotels. Under the agreement, Equity Inns has certain rights to acquire AmeriSuites hotels developed by Prime over the next three years.

     The ten hotels included in the sale transaction total 1,239 rooms and are located primarily in the Southern and Central regions of the United States. For the twelve months ended September 30, 1997 the hotels generated earnings before interest, taxes, depreciation and amortization (EBITDA) of $11.5 million and net operating income of $9.7 million. The purchase price was based on an agreed upon capitalization rate on historical net operating income.


Item 7.   Exhibits

2.1 Amended and restated purchase and sale agreement between Prime Hospitality Corp., as seller, and Equity Inns Partnership, L.P., as purchaser, dated December 2, 1997.

2.2 Second purchase and sale agreement between Prime Hospitality Corp., as seller, and Equity Inns Partnership, L.P., as purchaser, dated December 2, 1997.

2.3 Third purchase and sale agreement between Prime Hospitality Corp., as seller, and Equity Inns Partnership, L.P., as purchaser, dated December 2, 1997.

2.4 Fourth purchase and sale agreement between Prime Hospitality Corp., as seller, and Equity Inns Partnership, L.P., as purchaser, dated December 2, 1997.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        PRIME HOSPITALITY CORP.

Date: December 23, 1997            By:  /s/ David A. Simon
                                        -------------------------------------
                                        David A. Simon
                                        President and Chief Executive Officer


Date: December 23, 1997            By:  /s/ John M. Elwood
                                        -------------------------------------
                                        John M. Elwood, Executive Vice
                                        President and Chief Financial Officer




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                                 EXHIBIT INDEX
                                 -------------

Exhibit
  No.                               Description
-------                             -----------

  2.1 Amended and restated purchase and sale agreement between Prime Hospitality Corp., as seller, and Equity Inns Partnership, L.P., as purchaser, dated December 2, 1997.

  2.2 Second purchase and sale agreement between Prime Hospitality Corp., as seller, and Equity Inns Partnership, L.P., as purchaser, dated December 2, 1997.

  2.3 Third purchase and sale agreement between Prime Hospitality Corp., as seller, and Equity Inns Partnership, L.P., as purchaser, dated December 2, 1997.

  2.4 Fourth purchase and sale agreement between Prime Hospitality Corp., as seller, and Equity Inns Partnership, L.P., as purchaser, dated December 2, 1997.